EMPLOYMENT AGREEMENT
BETWEEN
PPA TECHNOLOGIES, INC.
AND
GERALD SUGERMAN


     AGREEMENT dated this ___ day of May, 1995, between PPA TECHNOLOGIES, INC., a New Jersey corporation (hereinafter the "Company") having its principal place of business at 400 Grove Street, Glen
Rock, New Jersey 07452, and GERALD SUGERMAN
(hereinafter the "Employee").

	WHEREAS, the Company desires to acquire the services of Employee because of his special knowledge and skills; and,

	WHEREAS, Employee desires to be employed by the Company;


     NOW, THEREFORE, in consideration of the
foregoing, ten dollars paid in hand, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the following is agreed:


1.  DUTIES.

     The Company hereby employs Gerald Sugerman as
Vice President for Scientific Affairs, having powers and duties in that capacity as set forth from time to time by the Board of Directors (the "Board") in the By-Laws of the Company. Employee shall devote his full time and best efforts to the Business of the Company. All of Sugerman's business activities shall be owned by the Company except those set forth in Exhibit A, attached hereto and incorporated by reference herein in its entirety.


2.  COMPENSATION.

     As compensation for his services to the Company, in whatever capacity rendered, the Company shall pay to Employee monthly $10,000(US) per month for the rest of calendar year 1995. This salary shall be paid over the term of this Agreement which is five years, with cost of living adjustments being made on the first day of each calendar year. On a percentage basis this increase shall be equal to the percentage of increase in the consumer price index for the New York
Metropolitan Area.

     In addition, Employee shall be entitled to the following: 1) company paid life insurance equal to twice Employee's annual salary; 2) medical insurance coverage, including major medical and dental coverages equivalent to that provided to other key employees of the Company; 3) such disability coverage as is maintained on other key employees, and, 4) the Company will pay Employee at the rate of $0.30 per mile for Employee's use of his vehicle for Company's business.

     Employee shall be entitled to four weeks of vacation per year, five sick days and three personal days, all of which shall be accumulated if not taken.
No cash compensation shall be paid for sick or personal days not taken. Additionally, Employee shall be entitled to all holidays provided to other key employees of the Company.

	Further, Employee shall receive incentive compensation in the form of a royalty on net sales, paid no later than fourteen days after receipt of payment in good funds, and equal to:

	5% of net sales until Employee has received
$350,000;
 	2% of net sales thereafter.

3.  EXPENSES

     The Employee may incur reasonable expenses for promoting the business of the Company, including expenses for travel, entertainment and similar items.
The Company will reimburse the Employee for all such expenses upon the presentation by the Employee, from time to time, of an itemized account justifying such expenditures. Such reimbursement shall be provided within 10 working days of such presentation by Employee. To facilitate Employee's performance the Company will issue to Employee a company credit card, when available.


4.  INDEBTEDNESS TO EMPLOYEE

	Employee and the Company hereby agree and acknowledge that the only amounts owed to Employee as at the date of this Agreement are $100,000 for past unpaid salary and about $47,000 for expenses, including an approximately $12,000 loan to the Company.

5.  NOTICE

     Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and by registered mail, and mailed to the parties at the following addresses:

	COMPANY:  Roger L. Fidler 400 Grove Street
	Glen Rock, New Jersey 07452

	EMPLOYEE: at his last known residence.


6.  RESERVED





7.  TERMINATION

	This Agreement may be terminated in any one of the following manners:

	1.  The death of Employee;
	2. The failure of the Company, as evidenced by filing under the Bankruptcy Act for liquidation, or the making of an assignment for the benefit of creditors; or,
	3.  A material breach of the Assignment and Non-
Disclosure Agreement executed between the Company and the Employee.


8.  APPLICABLE LAW

     Except to the extent of that which must be governed by the General Corporation Law of the State of New Jersey, this Agreement shall be governed by the laws of the State of New Jersey and shall be enforceable only in the Superior Court of New Jersey for Bergen County. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

9.  BINDING EFFECT

     This Agreement shall have binding effect upon the parties hereto, when approved by the Board, and upon their respective personal representatives, legal representatives, successors and assigns. Any waiver of any breach of this Agreement shall be made in writing and shall be applicable only to such breach and shall not be construed to waive any subsequent or prior breach other than the specific breach so waived.

10.  SUPERSEDES EARLIER AGREEMENTS

     This Agreement supersedes all earlier agreements between the Employee and the Company with respect to Employee's employment by the Company and monies owed to Employee by the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

							PPA TECHNOLOGIES,
INC.


_____________________
By:__________________________
Gerald Sugerman                       Roger L. Fidler,
Director


 	ASSIGNMENT, NON-COMPETITION AND NON-DISCLOSURE
AGREEMENT

     AGREEMENT made this __th day of May, 1995, by and between PPA TECHNOLOGIES, INC. AND/OR ITS ASSIGNEES
(the "Company") and GERALD SUGERMAN, (the "Recipient" or "Employee").

     WHEREAS, the Company is and has been induced to deliver to Recipient certain proprietary information, because of his special skills and knowledge in areas of importance to the Company; and,

     WHEREAS, the Recipient has had and desires to have access, on a confidential basis, to such information, and has and will develop through his employment by OR consultation with the Company certain additional information which will become the Company's property; and,

     WHEREAS, Recipient has and will come into possession of, and has and may develop, information which may be disclosed to and used by the Company in its business which includes the skills, techniques, knowledge and information which the consultant will acquire as a result of his contact with the Company;
and,

     WHEREAS, the Recipient desires to maintain and to continue to maintain the confidentiality of all such information related to the businesses of the Company including such prior knowledge as is relevant to the Company's business and the Company desires to acquire such information and to place the Recipient in a position in which he may receive or contribute to the Company's success;

     NOW, THEREFORE, in consideration of the
foregoing, the relationship of the Recipient and the Company, other benefits conferred upon the Recipient by virtue of his relationship with the Company, and other good and valuable consideration, receipt AND sufficiency of which are hereby acknowledged, the following is agreed:

1.     Disclosure of the Information

Recipient is obligated to maintain absolute confidentiality with respect to all information which is not in the public domain, including without limitation, unique and proprietary information, all ideas, discoveries, concepts, inventions, devices or improvements, products, methods of production, processes,, formulas, techniques, and services, including information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering,marketing, merchandising and selling, including the Company's proposed and present business and its products, processes, methods of production, formulas, and services whether patentable or not, which has been disclosed to the Recipient, alone or with others, intentionally or unintentionally, except as otherwise provided herein.
The Recipient agrees to maintain and make adequate and current written records of all Information, to the extent practical, in the form of notes,

sketches, drawings, procedures, laboratory reports or notebooks relating thereto, which shall be and shall remain the property of the Company and shall be available to the Company at all times.

2.	Assignment of the Information

a.	The Recipient is obligated to assign and agrees
to assign, transfer, convey and deliver to the Company and hereby does assign, transfer and convey to the Company, all right, title and interest in and to all Information required to be disclosed by the Recipient to the Company under paragraph 1 of this Agreement and all patents and patent applications (including continuations, continuations-in-part, divisions, reissues, renewals and extensions) for all countries relating to such Information, provided that such assignment does not apply to any such information developed by Recipient outside the scope of his employment. Further, if the Recipient violates the law or breaches any contract as a result of signing this agreement or working for the Company the Recipient will indemnify the Company for any damages resulting therefrom.

b.	At the request of the Company, the Recipient will
assist the Company or any person or persons from time to time designated by the Company, to obtain the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering the Information and will in connection therewith execute such applications, statements or other documents, furnish such information and data and take all such other action
(including without limitation, the giving of testimony) as the Company may from time to time reasonably request.

3.	 Non-Disclosure of Information

	a.	The Recipient will not, without prior
written approval from the Company's Board of Directors, use, disclose, disseminate, publish or lecture on any Information.

     b.	The Recipient will not, without prior
written approval from the Company's Board of Directors, at any time or manner, make or cause to be made, any copies, pictures, duplicates, facsimiles or other reproductions or recordings or any abstracts or summaries of any laboratory reports, studies, memoranda, procedures, correspondence, manuals, customer lists, records, formulas, plans, or other written, printed or otherwise recorded material of any kind or of any equipment or facilities belonging to or in the possession of the Company, which may be produced or created by or come into the possession of the Recipient in the course of his employment with the Company, or which relates in any manner to the present business of the Company.





4.	RESTRICTIVE COVENANTS

     (a)	During the term of his Employment the
Employee shall devote his best efforts and full time to advance the interests of the Company.

      (b)	 During the tern of employment, Employee
shall not compete with the Company directly or indirectly, as a partner, proprietor, stockholder, officer, director, principal, agent, employee or consultant, with respect to any person, firm, corporation or other organization, or engage in any business which is the same as, similar to, or in general competition with the business conducted by the Company, except as provided hereinafter, if at all.

     In furtherance of, and without in any way limiting the contents of this restrictive clause, the Employee shall not, directly or indirectly, during the term of his employment with the Company:

     (i)	 request any Company customer to curtail or
cancel their present or future business with the Company; or

     (ii)	 solicit, canvas or accept, or authorize any
other person to solicit, canvas or accept, from any past, or present customers of the Company any business for any other person, firm or corporation engaged in any business which is the same as, similar to or in general competition with the business of the Company;

     (c)	The Employee shall have no right, title or
interest in any copies, pictures, duplicates, facsimiles or other reproductions or recordings or any abstracts or summaries of any reports, studies, memoranda, correspondence, manuals, customer lists, records, formulas, plans or other written, printed or otherwise recorded material of any kind whatever related to the business of the Company or any equipment or facilities belonging to the Company, which may be produced or created by or come into the possession of the Employee in the course of his employment with the Company. The Employee further agrees that without the prior written consent of the Company's Board he will not remove or cause to be removed any such material except personal material unrelated to the business of the Company from any premises of the Company, and that he will surrender all such material to the Company immediately upon the termination of his employment or at any time prior thereto upon request of the Company, except material which is not proprietary or unique or having only nominal value.

     (d)	 The Employee will promptly disclose and
assign to the Company any and all unique and proprietary information and improvements, discoveries, ideas and inventions (whether or not patentable) made or conceived or possessed by the Employee while employed by the Company, either alone or in conjunction with others, whether or not made or conceived at the request of or upon the suggestion of the Company, which directly relates to the Company's business. However, any monies received from publications, honors or prizes shall be retained by Employee, his heirs or assigns, provided that such publications do not violate this Agreement.

     (e)	The Employee will not, without the prior
written approval of the Board of Directors, which shall not be unreasonably withheld, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning the company's present or proposed products or projects, trade practices or any other unique or proprietary information which presently exists or is established or developed hereafter by the Company.

     (f)	Nothing herein shall be construed in a
manner which limits action taken by Employee in the normal and proper execution of his duties.

5.	Termination of Relationship

a.	Upon termination of his relation as Recipient
under this
agreement with the Company, all documents, records, notebooks and similar repositories containing
Information which constitute part of the Company's business and which are in Recipient's possession, whether prepared by him or others, shall be and shall remain the property of the Company and shall be left with the Company or turned over to the Company.

b.	 Upon termination the Recipient shall disclose
all information relevant to the Company's business or proposed or existing products of the Company but which may not be described in subsection (a) above.

c.	Termination of this relationship shall not
release the Recipient from:

     i.	any obligation under this Agreement as to
any Information which the Recipient has a duty to disclose to the Company under paragraph 1 of this Agreement; and,

     ii.	any obligation in paragraph 3 of this
Agreement relating to non-disclosure for a period of two (2) years after termination, for any reason, of the Recipient's employment with the Company, provided that the Recipient shall keep confidential all information unique or proprietary, or which pertains to product knowledge and trade practices of the Company, and shall not for a period of 10 years from termination, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning such confidential information. Except that Employee shall have no residual obligations to the Company in the event that termination results from the failure of the Company to honor its obligations under Employee's employment agreement.



6. Warranty

The Recipient represents that he has no prior agreements or obligations which conflict with the Company's rights under this Agreement.

7.  Enforceability

The Recipient acknowledges and accepts the conditions imposed on his employment by this Agreement and the Company shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that the Recipient shall disclose any information during the two (2) year period in which his use of such information is restricted, the restriction period shall be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith. If the scope of the restrictions contained herein are too broad to permit enforcement of such restrictions to the full extent, then such restrictions shall be enforced to the maximum extent permitted by law and the Company and Recipient hereby consent and agree that such scope may be judicially or otherwise modified accordingly in any forum having jurisdiction of the subject matter and in any proceeding which may be brought to enforce such restrictions.

8.	 Binding Effect

a.	This Agreement shall be binding upon and inure to
the benefit of the Company, its affiliates, subsidiaries, successors and assigns and may not be changed or modified, or released, discharged, abandoned or otherwise terminated, in whole or in part, except by a written instrument signed by the Board of Directors.

b.	This Agreement shall be binding upon the
Recipient, his heirs, executors, administrators, guardians, or other legal representative, successors or assigns. Recipient acknowledges receipt of a copy of this Agreement.

9.  Applicable Law

This Agreement shall be governed for all purposes by the laws of the State of New Jersey and shall be enforceable only in the Superior Court of New Jersey for Bergen County. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.





10.  Supersedes Earlier Agreements

This Agreement supersedes any and all earlier agreements made between the Recipient and the Company relating to the assignment and non-disclosure of such Information.

11.	 Subsequent Employment

Notwithstanding any provision in this Contract, Employee shall not be prevented upon termination of this Contract from obtaining employment or conducting business in the chemical industry, or a similar industry, so long as proprietary information belonging to the Company is not divulged or practiced except as allowed by law and personnel and business are not diverted away from the Company by the Employee. Thus, Section 5 above remains in full force and effect, except that the employment by Employee in the chemical industry will not operate as an automatic breach of said Section 5.
Employee will however be in breach of such agreement if he uses knowledge gained from PPA Technologies, Inc. either before the execution of this Agreement, or, of course, during the period of his employment with the Company to assist in any fashion a subsequent employer or in Employee's own business commenced after the termination of his employment by the Company.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


PPA TECHNOLOGIES, INC.


BY:__________________________
	Roger L. Fidler
	President



_____________________________
	Gerald Sugerman


EMPLOYMENT AGREEMENT
BETWEEN
PI-TECH, INC.
AND
GERALD SUGERMAN


     AGREEMENT dated this ___ day of April, 1993, between PI-TECH, INC., a Delaware Corporation
(hereinafter the "Company") having its principal place of business at 1183 West Side Avenue, Jersey City, New
Jersey, and GERALD SUGERMAN (hereinafter the
"Employee").

	WHEREAS, the Employee and Pinnacle Technologies,
Inc. have entered into an agreement dated February, 1991, whereby the Company was created and certain obligations were created; and,

	WHEREAS, certain recent developments have induced the parties hereto to modify, clarify and/or restate certain terms and conditions of said prior agreement;


     NOW, THEREFORE, in consideration of the
foregoing, ten dollars paid in hand, and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the following is agreed:


1.  DUTIES.

     The Company hereby employs Gerald Sugerman as
President having powers and duties in that capacity as set forth from time to time by the Board of Directors
(the "Board") in the By-Laws of the Company. Employee shall devote his full time and best efforts to the Business of the Company. All of Sugerman's business activities shall be owned by the Company except those set forth in Exhibit A, attached hereto and incorporated by reference herein in its entirety.


2.  COMPENSATION.

     As compensation for his services to the Company, in whatever capacity rendered, the Company shall pay to Employee monthly $15,535(US) per month for the rest of calendar year 1993. This salary shall be paid over the term of this Agreement which is five years, with cost of living adjustments being made on the first day of each calendar year. On a percentage basis this increase shall be equal to the percentage of increase in the consumer price index for the New York
Metropolitan Area.

     In addition, Employee shall be entitled to the following: 1) company paid life insurance equal to twice Employee's annual salary; 2) medical insurance coverage, including major medical and dental coverages equivalent to that provided to other key employees of the Company; 3) such disability coverage as is maintained on other key employees, and, 4) the Company will make the lease payments on Employee's presently leased Jaguar, and upon expiration of that lease will supply the use of a Company car of equal cost, as well as pay for car insurance, fuel, oil and maintenance and the use of a car telephone, if needed.

     Employee shall be entitled to four weeks of vacation per year, five sick days and three personal days, all of which shall be accumulated if not taken.
No cash compensation shall be paid for sick or personal days not taken. Additionally, Employee shall be entitled to all holidays provided to other key employees of the Company.

	Further, Employee shall receive incentive compensation in the form of a royalty on net sales, paid no later than fourteen days after receipt of payment in good funds, and equal to:

	1% of the first two million dollars in net sales;
 	5% of the next five million dollars in net sales;
and,
 	2% of the next fifty million dollars in net sales.

3.  EXPENSES

     The Employee may incur reasonable expenses for promoting the business of the Company, including expenses for travel, entertainment and similar items.
The Company will reimburse the Employee for all such expenses upon the presentation by the Employee, from time to time, of an itemized account justifying such expenditures. Such reimbursement shall be provided within 10 working days of such presentation by Employee. To facilitate Employee's performance the Company will issue to Employee a company credit card, when available.


4.  FINANCIAL CONTROLS

	Any corporate expenditure, or group of related expenditures, exceeding two hundred fifty thousand dollars ($250,000.00), shall require the approval of the Board's designee and the Employee. Thus, either party may veto an expenditure. Similarly, no obligations, contracts, guarantees, funds transfers, or payment of dividends shall be made, declared or executed without the approval of the Board and Employee.


5.  NOTICE

     Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and by registered mail, and mailed to the parties at the following addresses:

	COMPANY: at the principal offices of the Company,
			with copies to: Roger L. Fidler 400
Grove Street
	Glen Rock, New Jersey 07452

	EMPLOYEE: at his last known residence.


6.  BOARD OF DIRECTORS

	The Board of Directors shall be initially composed of a designee of Broadwater Developments, Ltd. and Gerald Sugerman. Thereafter three additional members shall be appointed to the Board mutually agreed upon by Broadwater and Employee. In the event that the Company shall become a publicly traded company this provision requiring mutual approval of Board members shall terminate and the provisions of Delaware corporate law shall apply. Otherwise, during the term of this Agreement Broadwater, or its successor in interest, and Employee shall each be entitled to appoint one member to the Board. Employee hereby selects himself.

7.  TERMINATION

	This Agreement may be terminated in any one of the following manners:

	1.  The death of Employee;
	2. The failure of the Company, as evidenced by filing under the Bankruptcy Act for liquidation, or the making of an assignment for the benefit of creditors; or,
	3.  A material breach of the Assignment and Non-
Disclosure Agreement executed between the Company and the Employee.


8.  APPLICABLE LAW

     Except to the extent of that which must be governed by the General Corporation Law of the State of Delaware, this Agreement shall be governed by the laws of the State of New Jersey and shall be enforceable only in the Superior Court of New Jersey for Bergen County. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

9.  BINDING EFFECT

     This Agreement shall have binding effect upon the parties hereto, when approved by the Board, and upon their respective personal representatives, legal representatives, successors and assigns. Any waiver of any breach of this Agreement shall be made in writing and shall be applicable only to such breach and shall not be construed to waive any subsequent or prior breach other than the specific breach so waived.

10.  SUPERSEDES EARLIER AGREEMENTS

     This Agreement supersedes all earlier agreements with respect to only those terms which conflict with said earlier agreements and which were made between the Employee and the Company or Pinnacle covering the Employee's employment with the Company.


11.  PAYMENTS DUE TO EMPLOYEE

	A. For services previously rendered, Employee shall, in addition to other compensation provided for herein, shall receive payment as follows:

	$50,000 on or before April 15, 1993,
	$50,000 on or before May 1, 1993;

	B. For Pi-Tech's committment to purchase 20,000 shares of Pinnacle Technologies, Inc. stock from Employee on or before May 1, 1994, Pi-Tech shall pay
Employee $100,000 on or before May 1, 1994.

	C. If any of the above payments are late by more than five (5) business days, then Employee may terminate this Agreement.

12.  PINNACLE CONSIDERATIONS

	a) Sugerman shall assign the patent application for BETA KETO MIXED ACYLATE MONOMERS to Pi-Tech, Inc.
subject to an exclusive license granting to Pinnacle
Technologies, Inc. rights in the graphic arts and lithographic ink industry.

	b)  Nothing contained herein shall prevent
Employee from consulting for Pinnacle in a reasonable manner in the lithigraphic ink arts, so long as such arrangement does not materially and substantially impair the business of the Company. Pi-Tech shall deduct from Employee's compensation the sum of $825.
per day os such consultation for Pinnacle.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first written above.

							PI-TECH, INC.



_____________________
By:__________________________
Gerald Sugerman                       Ronald S.
Fisher, Director


 	ASSIGNMENT, NON-COMPETITION AND NON-DISCLOSURE
AGREEMENT

     AGREEMENT made this __th day of April, 1993, by and between PI-TECH, INC. AND/OR ITS ASSIGNEES (the
"Company") and GERALD SUGERMAN, (the "Recipient" or
"Employee").

     WHEREAS, the Company is and has been induced to deliver to Recipient certain proprietary information, because of his special skills and knowledge in areas of importance to the Company; and,

     WHEREAS, the Recipient has had and desires to have access, on a confidential basis, to such information, and has and will develop through his employment by OR consultation with the Company certain additional information which will become the Company's property; and,

     WHEREAS, Recipient has and will come into possession of, and has and may develop, information which may be disclosed to and used by the Company in its business which includes the skills, techniques, knowledge and information which the consultant will acquire as a result of his contact with the Company;
and,

     WHEREAS, the Recipient desires to maintain and to continue to maintain the confidentiality of all such information related to the businesses of the Company including such prior knowledge as is relevant to the Company's business and the Company desires to acquire such information and to place the Recipient in a position in which he may receive or contribute to the Company's success;

     NOW, THEREFORE, in consideration of the
foregoing, the relationship of the Recipient and the Company, other benefits conferred upon the Recipient by virtue of his relationship with the Company, and other good and valuable consideration, receipt AND sufficiency of which are hereby acknowledged, the following is agreed:

1.     Disclosure of the Information

Recipient is obligated to maintain absolute confidentiality with respect to all information which is not in the public domain, including without limitation, unique and proprietary information, all ideas, discoveries, concepts, inventions, devices or improvements, products, methods of production, processes,, formulas, techniques, and services, including information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering,marketing, merchandising and selling, including the Company's proposed and present business and its products, processes, methods of production, formulas, and services whether patentable or not, which has been disclosed to the Recipient, alone or with others, intentionally or unintentionally, except as otherwise provided herein.
The Recipient agrees to maintain and make adequate and current written records of all Information, to the extent practical, in the form of notes,

sketches, drawings, procedures, laboratory reports or notebooks relating thereto, which shall be and shall remain the property of the Company and shall be available to the Company at all times.

2.	Assignment of the Information

a.	The Recipient is obligated to assign and agrees
to assign, transfer, convey and deliver to the Company and hereby does assign, transfer and convey to the Company, all right, title and interest in and to all Information required to be disclosed by the Recipient to the Company under paragraph 1 of this Agreement and all patents and patent applications (including continuations, continuations-in-part, divisions, reissues, renewals and extensions) for all countries relating to such Information, provided that such assignment does not apply to any such information developed by Recipient outside the scope of his employment. Further, if the Recipient violates the law or breaches any contract as a result of signing this agreement or working for the Company the Recipient will indemnify the Company for any damages resulting therefrom.

b.	At the request of the Company, the Recipient will
assist the Company or any person or persons from time to time designated by the Company, to obtain the grant of patents in the United States and/or in such other country or countries as may be designated by the Company covering the Information and will in connection therewith execute such applications, statements or other documents, furnish such information and data and take all such other action
(including without limitation, the giving of testimony) as the Company may from time to time reasonably request.

3.	 Non-Disclosure of Information

	a.	The Recipient will not, without prior
written approval from the Company's Board of Directors, use, disclose, disseminate, publish or lecture on any Information.

     b.	The Recipient will not, without prior
written approval from the Company's Board of Directors, at any time or manner, make or cause to be made, any copies, pictures, duplicates, facsimiles or other reproductions or recordings or any abstracts or summaries of any laboratory reports, studies, memoranda, procedures, correspondence, manuals, customer lists, records, formulas, plans, or other written, printed or otherwise recorded material of any kind or of any equipment or facilities belonging to or in the possession of the Company, which may be produced or created by or come into the possession of the Recipient in the course of his employment with the Company, or which relates in any manner to the present business of the Company.

4.	RESTRICTIVE COVENANTS

     (a)	During the term of his Employment the
Employee shall devote his best efforts and full time to advance the interests of the Company.

      (b)	 During the tern of employment, Employee
shall not compete with the Company directly or indirectly, as a partner, proprietor, stockholder, officer, director, principal, agent, employee or consultant, with respect to any person, firm, corporation or other organization, or engage in any business which is the same as, similar to, or in general competition with the business conducted by the Company, except as provided hereinafter, if at all.

     In furtherance of, and without in any way limiting the contents of this restrictive clause, the Employee shall not, directly or indirectly, during the term of his employment with the Company:

     (i)	 request any Company customer to curtail or
cancel their present or future business with the Company; or

     (ii)	 solicit, canvas or accept, or authorize any
other person to solicit, canvas or accept, from any past, or present customers of the Company any business for any other person, firm or corporation engaged in any business which is the same as, similar to or in general competition with the business of the Company;

     (c)	The Employee shall have no right, title or
interest in any copies, pictures, duplicates, facsimiles or other reproductions or recordings or any abstracts or summaries of any reports, studies, memoranda, correspondence, manuals, customer lists, records, formulas, plans or other written, printed or otherwise recorded material of any kind whatever related to the business of the Company or any equipment or facilities belonging to the Company, which may be produced or created by or come into the possession of the Employee in the course of his employment with the Company. The Employee further agrees that without the prior written consent of the Company's Board he will not remove or cause to be removed any such material except personal material unrelated to the business of the Company from any premises of the Company, and that he will surrender all such material to the Company immediately upon the termination of his employment or at any time prior thereto upon request of the Company, except material which is not proprietary or unique or having only nominal value.

     (d)	 The Employee will promptly disclose and
assign to the Company any and all unique and proprietary information and improvements, discoveries, ideas and inventions (whether or not patentable) made or conceived or possessed by the Employee while employed by the Company, either alone or in conjunction with others, whether or not made or conceived at the request of or upon the suggestion of the Company, which directly relates to the Company's business. However, any monies received from publications, honors or prizes shall be retained by Employee, his heirs or assigns, provided that such publications do not violate this Agreement.

     (e)	The Employee will not, without the prior
written approval of the Board of Directors, which shall not be unreasonably withheld, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning the company's present or proposed products or projects, trade practices or any other unique or proprietary information which presently exists or is established or developed hereafter by the Company.

     (f)	Nothing herein shall be construed in a
manner which limits action taken by Employee in the normal and proper execution of his duties.

5.	Termination of Relationship

a.	Upon termination of his relation as Recipient
under this
agreement with the Company, all documents, records, notebooks and similar repositories containing
Information which constitute part of the Company's business and which are in Recipient's possession, whether prepared by him or others, shall be and shall remain the property of the Company and shall be left with the Company or turned over to the Company.

b.	 Upon termination the Recipient shall disclose
all information relevant to the Company's business or proposed or existing products of the Company but which may not be described in subsection (a) above.

c.	Termination of this relationship shall not
release the Recipient from:

     i.	any obligation under this Agreement as to
any Information which the Recipient has a duty to disclose to the Company under paragraph 1 of this Agreement; and,

     ii.	any obligation in paragraph 3 of this
Agreement relating to non-disclosure for a period of two (2) years after termination, for any reason, of the Recipient's employment with the Company, provided that the Recipient shall keep confidential all information unique or proprietary, or which pertains to product knowledge and trade practices of the Company, and shall not for a period of 10 years from termination, directly or indirectly, use, disseminate, disclose, lecture upon, or publish articles concerning such confidential information.



6. Warranty

The Recipient represents that he has no prior agreements or obligations which conflict with the Company's rights under this Agreement.

7.  Enforceability

The Recipient acknowledges and accepts the conditions imposed on his employment by this Agreement and the Company shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. In the event that the Recipient shall disclose any information during the two (2) year period in which his use of such information is restricted, the restriction period shall be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith. If the scope of the restrictions contained herein are too broad to permit enforcement of such restrictions to the full extent, then such restrictions shall be enforced to the maximum extent permitted by law and the Company and Recipient hereby consent and agree that such scope may be judicially or otherwise modified accordingly in any forum having jurisdiction of the subject matter and in any proceeding which may be brought to enforce such restrictions.

8.	 Binding Effect

a.	This Agreement shall be binding upon and inure to
the benefit of the Company, its affiliates, subsidiaries, successors and assigns and may not be changed or modified, or released, discharged, abandoned or otherwise terminated, in whole or in part, except by a written instrument signed by the Board of Directors.

b.	This Agreement shall be binding upon the
Recipient, his heirs, executors, administrators, guardians, or other legal representative, successors or assigns. Recipient acknowledges receipt of a copy of this Agreement.

9.  Applicable Law

This Agreement shall be governed for all purposes by the laws of the State of New Jersey and shall be enforceable only in the Superior Court of New Jersey for Bergen County. If any provision of this Agreement is declared void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.





10.  Supersedes Earlier Agreements

This Agreement supersedes any and all earlier agreements made between the Recipient and the Company relating to the assignment and non-disclosure of such Information.

11.	 Subsequent Employment

Notwithstanding any provision in this Contract, Employee shall not be prevented upon termination of this Contract from obtaining employment or conducting business in the chemical industry, or a similar industry, so long as proprietary information belonging to the Company is not divulged or practiced except as allowed by law and personnel and business are not diverted away from the Company by the Employee. Thus, Section 5 above remains in full force and effect, except that the employment by Employee in the chemical industry will not operate as an automatic breach of said Section 5.
Employee will however be in breach of such agreement if he uses knowledge gained from Pi-Tech, Inc. either before the execution of this Agreement, or, of course, during the period of his employment with the Company to assist in any fashion a subsequent employer or in Employee's own business commenced after the termination of his employment by the Company.

12.  Consultation with Pinnacle

Since the Company permits Sugerman to consult with Pinnacle on the Company's behalf, it is understood that the confidentiality contemplated by this Agreement will not be enforced vis-a-vis any information developed by Employee for Pinnacle or disclosed by Employee to Pinnacle within the proper scope of that consultation.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


PI-TECH, INC.



BY:__________________________
	Ronald S. Fisher
	Director



_____________________________
	Gerald Sugerman
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